                                                                     Exhibit 3.2

                                     BYLAWS

                                       OF

                                  ADAPTEC, INC.

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                                         TABLE OF CONTENTS

                                                                                              Page
                                                                                              ----

ARTICLE I  CORPORATE OFFICES.....................................................................1

        1.1    REGISTERED OFFICE.................................................................1
        1.2    OTHER OFFICES.....................................................................1

ARTICLE II  MEETINGS OF STOCKHOLDERS.............................................................1

        2.1    PLACE OF MEETINGS.................................................................1
        2.2    ANNUAL MEETING....................................................................1
        2.3    SPECIAL MEETING...................................................................2
        2.4    NOTICE OF STOCKHOLDERS' MEETINGS..................................................2
        2.5    MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE......................................2
        2.6    QUORUM............................................................................3
        2.7    ADJOURNED MEETING; NOTICE.........................................................3
        2.8    VOTING............................................................................3
        2.9    VALIDATION OF MEETING; WAIVER OF NOTICE...........................................4
        2.10   STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING ..........................4
        2.11   RECORD DATE FOR STOCKHOLDER NOTICE; VOTING........................................4
        2.12   PROXIES...........................................................................5
        2.13   INSPECTORS OF ELECTION............................................................5
        2.14   LIST OF STOCKHOLDERS ENTITLED TO VOTE.............................................6
        2.15   ADVANCE NOTICE OF STOCKHOLDER NOMINATIONS.........................................6
        2.16   ADVANCE NOTICE OF STOCKHOLDER BUSINESS............................................7

ARTICLE III  DIRECTORS...........................................................................7

        3.1    POWERS............................................................................7
        3.2    NUMBER OF DIRECTORS...............................................................8
        3.3    ELECTION, QUALIFICATION AND TERM OF OFFICE OF DIRECTORS...........................8
        3.4    RESIGNATION AND VACANCIES.........................................................8
        3.5    PLACE OF MEETINGS; MEETINGS BY TELEPHONE..........................................9
        3.6    FIRST MEETINGS....................................................................9
        3.7    REGULAR MEETINGS.................................................................10
        3.8    SPECIAL MEETINGS; NOTICE.........................................................10
        3.9    QUORUM...........................................................................10
        3.10   WAIVER OF NOTICE.................................................................10
        3.11   ADJOURNMENT......................................................................11
        3.12   NOTICE OF ADJOURNMENT............................................................11
        3.13   BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING................................11


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
        3.14   FEES AND COMPENSATION OF DIRECTORS...............................................11
        3.15   APPROVAL OF LOANS TO OFFICERS....................................................11
        3.16   REMOVAL OF DIRECTORS.............................................................12

ARTICLE IV  COMMITTEES..........................................................................12

        4.1    COMMITTEES OF DIRECTORS..........................................................12
        4.2    COMMITTEE MINUTES................................................................12
        4.3    MEETINGS AND ACTION OF COMMITTEES................................................13

ARTICLE V  OFFICERS.............................................................................13

        5.1    OFFICERS.........................................................................13
        5.2    ELECTION OF OFFICERS.............................................................13
        5.3    SUBORDINATE OFFICERS.............................................................14
        5.4    REMOVAL AND RESIGNATION OF OFFICERS..............................................14
        5.5    VACANCIES IN OFFICES.............................................................14
        5.6    CHAIRMAN OF THE BOARD............................................................14
        5.7    CHIEF EXECUTIVE OFFICER..........................................................14
        5.8    PRESIDENT........................................................................15
        5.9    CHIEF OPERATING OFFICER..........................................................15
        5.10   CORPORATE VICE PRESIDENTS........................................................15
        5.11   SECRETARY........................................................................15
        5.12   CHIEF FINANCIAL OFFICER..........................................................16
        5.13   TREASURER........................................................................16
        5.14   ADMINISTRATIVE VICE PRESIDENTS...................................................16
        5.15   AUTHORITY AND DUTIES OF OFFICERS.................................................17

ARTICLE VI  INDEMNITY...........................................................................17

        6.1    INDEMNIFICATION OF DIRECTORS AND OFFICERS........................................17
        6.2    INDEMNIFICATION OF OTHERS........................................................17
        6.3    PAYMENT OF EXPENSES IN ADVANCE...................................................18
        6.4    INDEMNITY NOT EXCLUSIVE..........................................................18
        6.5    INSURANCE INDEMNIFICATION........................................................18

ARTICLE VII  RECORDS AND REPORTS................................................................19

        7.1    MAINTENANCE AND INSPECTION OF RECORDS............................................19
        7.2    MAINTENANCE AND INSPECTION OF BYLAWS.............................................20
        7.3    MAINTENANCE AND INSPECTION OF OTHER CORPORATE RECORDS............................20
        7.4    INSPECTION BY DIRECTORS..........................................................20
        7.5    REPRESENTATION OF SHARES OF OTHER CORPORATIONS...................................21


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
ARTICLE VIII  GENERAL MATTERS...................................................................21

        8.1    RECORD DATE FOR PURPOSES OTHER THAN NOTICE AND VOTING............................21
        8.2    CHECKS...........................................................................21
        8.3    EXECUTION OF CORPORATE CONTRACTS AND INSTRUMENTS.................................22
        8.4    STOCK CERTIFICATES; PARTLY PAID SHARES...........................................22
        8.5    SPECIAL DESIGNATION ON CERTIFICATES..............................................22
        8.6    LOST CERTIFICATES................................................................23
        8.7    CONSTRUCTION; DEFINITIONS........................................................23
        8.8    DIVIDENDS........................................................................23
        8.9    FISCAL YEAR......................................................................23
        8.10   TRANSFER OF STOCK................................................................24
        8.11   STOCK TRANSFER AGREEMENTS........................................................24
        8.12   REGISTERED STOCKHOLDERS..........................................................24

ARTICLE IX  EMERGENCY PROVISIONS................................................................24

        9.1    GENERAL..........................................................................24
        9.2    UNAVAILABLE DIRECTORS............................................................25
        9.3    AUTHORIZED NUMBER OF DIRECTORS...................................................25
        9.4    QUORUM...........................................................................25
        9.5    CREATION OF EMERGENCY COMMITTEE..................................................25
        9.6    CONSTITUTION OF EMERGENCY COMMITTEE..............................................25
        9.7    POWERS OF EMERGENCY COMMITTEE....................................................26
        9.8    DIRECTORS BECOMING AVAILABLE.....................................................26
        9.9    ELECTION OF BOARD OF DIRECTORS...................................................26
        9.10   TERMINATION OF EMERGENCY COMMITTEE...............................................26

ARTICLE X  AMENDMENTS...........................................................................27

ARTICLE XI  DISSOLUTION.........................................................................27

ARTICLE XII  CUSTODIAN..........................................................................28

        12.1   APPOINTMENT OF A CUSTODIAN IN CERTAIN CASES......................................28
        12.2   DUTIES OF CUSTODIAN..............................................................28


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                                     BYLAWS

                                       OF

                                  ADAPTEC, INC.



                                    ARTICLE I

                                CORPORATE OFFICES


        I.1    REGISTERED OFFICE

        The registered office of the corporation shall be fixed in the certificate of incorporation of the corporation.

        I.2    OTHER OFFICES

        The board of directors may at any time establish other offices at any place or places where the corporation is qualified to do business.


                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS


        II.1   PLACE OF MEETINGS

        Meetings of stockholders shall be held at any place, within or outside the State of Delaware, designated by the board of directors. In the absence of any such designation, stockholders' meetings shall be held at the principal executive office of the corporation.

        II.2   ANNUAL MEETING

        The annual meeting of stockholders shall be held each year on a date and at a time designated by the board of directors. In the absence of such designation, the annual meeting of stockholders shall be held on the fourth Thursday of August in each fiscal year at 9:30 a.m. However, if such day falls on a legal holiday, then the meeting shall be held at the same time and place on the next succeeding full business day. At the meeting, directors shall be elected and any other proper business may be transacted.

        II.3   SPECIAL MEETING

        A special meeting of the stockholders may be called at any time by the board of directors, the chairman of the board, the chief executive officer, the president or by one or more stockholders holding shares in the aggregate entitled to cast not less than ten percent (10%) of the votes at that meeting.

        If a special meeting is called by any person or persons other than the board of directors, then the request shall be in writing, specifying the time of such meeting and the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by telegraphic or other facsimile transmission to the chairman of the board, the chief executive officer, the president, the chief operating officer, any corporate vice president or the secretary of the corporation. The officer receiving the request shall cause notice to be promptly given to the stockholders entitled to vote, in accordance with the provisions of Sections 2.4 and 2.5 of these bylaws, that a meeting will be held at the time requested by the person or persons calling the meeting, so long as that time is not less than thirty-five (35) nor more than sixty (60) days after the receipt of the request. If the notice is not given within twenty (20) days after receipt of the request, then the person or persons requesting the meeting may give the notice. Nothing contained in this paragraph of this Section 2.3 shall be construed as limiting, fixing or affecting the time when a meeting of stockholders called by action of the board of directors may be held.

        II.4   NOTICE OF STOCKHOLDERS' MEETINGS

        All notices of meetings with stockholders shall be in writing and shall be sent or otherwise given in accordance with Section 2.5 of these bylaws not less than ten (10) (or, if sent by third-class mail pursuant to Section 2.5 of these bylaws, thirty (30)) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting. The notice shall specify the place, date, and hour of the meeting, and (i) in the case of a special meeting, the general nature of the business to be transacted (no business other than that specified in the notice may be transacted) or (ii) in the case of the annual meeting, those matters which the board of directors, at the time of giving the notice, intends to present for action by the stockholders (but any proper matter may be presented at the meeting for such action). The notice of any meeting at which directors are to be elected shall include the name of any nominee or nominees who, at the time of the notice, management intends to present for election.

        II.5   MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE

        Written notice of any meeting of stockholders shall be given either personally, by first-class mail, by third-class mail, but only if the Corporation has outstanding shares held of record by five hundred (500) or more persons, or by telegraphic or other written communication. Notices not personally delivered shall be sent postage prepaid and shall be addressed to the stockholder at the address of that stockholder appearing on the books of the corporation or given by the stockholder to the corporation for the purpose of notice. Notice shall be deemed to have been given at such time as

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it is delivered personally or deposited in the mail or sent by telegram or other means of written communication.

        An affidavit of the mailing or other means of giving any notice of any stockholders' meeting, executed by the secretary, assistant secretary or any transfer agent of the corporation giving the notice, shall be prima facie evidence of the giving of such notice.

        II.6   QUORUM

        The holders of a majority of the shares entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of stockholders, except as otherwise provided by statute or by the certificate of incorporation. The stockholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum.

        When a quorum is present at any meeting, the affirmative vote of holders of a the majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which, by express provision of the laws of the State of Delaware or of the certificate of incorporation or these bylaws, a different vote is required, in which case such express provision shall govern and control the decision of the question.

        II.7   ADJOURNED MEETING; NOTICE

        Any stockholders' meeting, annual or special, whether or not a quorum is present, may be adjourned from time to time by the vote of the majority of the shares represented at that meeting, either in person or by proxy, but in the absence of a quorum, no other business may be transacted at that meeting, except as provided in Section 2.6 of these bylaws.

        When any meeting of stockholders, either annual or special, is adjourned to another time or place, unless these bylaws otherwise require, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the corporation may transact any business that might have been transacted at the original meeting. If the adjournment is for more than forty-five (45) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the adjourned meeting in accordance with the provisions of Sections 2.4 and 2.5 of these bylaws.

        II.8   VOTING

        The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section 2.11 of these bylaws, subject to the provisions of


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Sections 217 and 218 of the General Corporation Law of Delaware (relating to voting rights of fiduciaries, pledgers and joint owners of stock and to voting trusts and other voting agreements).

        Except as provided in the last paragraph of this Section 2.8, or as may be otherwise provided in the certificate of incorporation, each stockholder shall be entitled to one vote for each share of capital stock held by such stockholder.

        On any matter other than the election of directors, any stockholder may vote part of the shares in favor of the proposal and refrain from voting the remaining shares or vote them against the proposal, but, if the stockholder fails to specify the number of shares which the stockholder is voting affirmatively, it will be conclusively presumed that the stockholder's approving vote is with respect to all shares which the stockholder is entitled to vote.

        If a quorum is present, the affirmative vote of the majority of the shares represented and voting at a duly-held meeting (which shares voting affirmatively also constitute at least a majority of the required quorum) shall be the act of the stockholders, unless the vote of a greater number, or voting by classes, is required by law or by the certificate of incorporation.

        II.9    VALIDATION OF MEETING; WAIVER OF NOTICE

        Whenever notice is required to be given under any provision of the General Corporation Law of Delaware or of the certificate of incorporation or these bylaws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice unless so required by the certificate of incorporation or these bylaws.

        II.10   STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING

        The stockholders of the corporation may not take action by written consent without a meeting but must take any such actions at a duly called annual or special meeting.

        II.11   RECORD DATE FOR STOCKHOLDER NOTICE; VOTING

        For purposes of determining the stockholders entitled to notice of any meeting or to vote thereat, the board of directors may fix, in advance, a record date, which shall not be more than sixty (60) days nor less than ten (10) days before the date of any such meeting and in such event only stockholders of record on the date so fixed are entitled to notice and to vote, notwithstanding any transfer of any shares on the books of the corporation after the record date.

        If the board of directors does not so fix a record date, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the business day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held.

        A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting unless the board of directors fixes a new record date for the adjourned meeting, but the board of directors shall fix a new record date if the meeting is adjourned for more than thirty (30) days from the date set for the original meeting.

        The record date for any other purpose shall be as provided in Section
8.1 of these bylaws.

        II.12   PROXIES

        Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for him by a written proxy, signed by the stockholder and filed with the secretary of the corporation, but no such proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period. A proxy shall be deemed signed if the stockholder's name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission or otherwise) by the stockholder or the stockholder's attorney-in-fact. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212(e) of the General Corporation Law of Delaware.

        II.13   INSPECTORS OF ELECTION

        Before any meeting of stockholders, the board of directors shall appoint one or more inspectors to act at the meeting and make a written report thereof. The board of directors may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting.

        Such inspectors shall:

        (a) ascertain the number of shares outstanding and the voting power of each;

        (b) determine the shares represented at a meeting and the validity of proxies and ballots;

        (c) count all votes and ballots;

        (d) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors; and

        (e) certify their determination of the number of shares represented at the meeting, and their count of all votes and ballots.

        The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of the inspectors' duties.

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        II.14   LIST OF STOCKHOLDERS ENTITLED TO VOTE

        The officer who has charge of the stock ledger of a corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

        II.15   ADVANCE NOTICE OF STOCKHOLDER NOMINATIONS

        Nominations of persons for election to the board of directors of the corporation may be made at a meeting of stockholders by or at the direction of the board of directors or by any stockholder of the corporation entitled to vote in the election of directors at the meeting who complies with the notice procedures set forth in this Section. Such nominations, other than those made by or at the direction of the board of directors, shall be made pursuant to timely notice in writing to the Secretary of the corporation. To be timely, a stockholder's notice shall be delivered to or mailed and received at the principal executive offices of the corporation not less than twenty (20) days nor more than sixty (60) days prior to the meeting; provided, however, that in the event less than thirty (30) days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. Such stockholder's notice shall set forth (a) as to each person, if any, whom the stockholder proposes to nominate for election or re-election as a director: (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of the corporation which are beneficially owned by such person, (iv) any other information relating to such person that is required by law to be disclosed in solicitations of proxies for election of directors, and (v) such person's written consent to being named as a nominee and to serving as a director if elected; and (b) as to the stockholder giving the notice: (i) the name and address, as they appear on the corporation's books, of such stockholder, (ii) the class and number of shares of the corporation which are beneficially owned by such stockholder, and (iii) a description of all arrangements or understandings between such stockholder and each nominee and any other person or persons (naming such person or persons) relating to the nomination. At the request of the board of directors any person nominated by the board of directors for election as a director shall furnish to the Secretary of the corporation that information required to be set forth in the stockholder's notice of nomination which pertains to the nominee. No person shall be eligible for election as a director of the corporation unless nominated in accordance with the procedures set forth in this Section. The chairman of the meeting shall, if the facts warrant,


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

determine and declare at the meeting that a nomination was not made in accordance with the procedures prescribed by these bylaws, and if he should so determine, he shall so declare at the meeting and the defective nomination shall be disregarded.

        II.16   ADVANCE NOTICE OF STOCKHOLDER BUSINESS

        At the annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be: (a) as specified in the notice of meeting (or any supplement thereto) given by or at the direction of the board of directors, (b) otherwise properly brought before the meeting by or at the direction of the board of directors, or (c) otherwise properly brought before the meeting by a stockholder. Business to be brought before the meeting by a stockholder shall not be considered properly brought if the stockholder has not given timely notice thereof in writing to the Secretary of the corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive officers of the corporation not less than twenty (20) nor more than sixty (60) days prior to the meeting; provided, however, that in the event that less than thirty (30) days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address of the stockholder proposing such business, (iii) the class and number of shares of the corporation, which are beneficially owned by the stockholder, (iv) any material interest of the stockholder in such business, and (v) any other information that is required by law to be provided by the stockholder in his capacity as proponent of a stockholder proposal. Notwithstanding anything in these bylaws to the contrary, no business shall be conducted at any annual meeting except in accordance with the procedures set forth in this Section. The chairman of the annual meeting shall, if the facts warrant, determine and declare at the meeting that business was not properly brought before the meeting and in accordance with the provisions of this Section, and, if he should so determine, he shall so declare at the meeting that any such business not properly brought before the meeting shall not be transacted.


                                   ARTICLE III

                                    DIRECTORS


        III.1    POWERS

        Subject to the provisions of the General Corporation Law of Delaware and any limitations in the certificate of incorporation or these bylaws relating to action required to be approved by the stockholders or by the outstanding shares, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the board of directors.

        III.2    NUMBER OF DIRECTORS

        The authorized number of directors shall be eight (8). This number may be changed by a duly adopted amendment to the certificate of incorporation or by an amendment to this bylaw adopted by the vote or written consent of the holders of a majority of the stock issued and outstanding and entitled to vote or by resolution of a majority of the board of directors.

        No reduction of the authorized number of directors shall have the effect of removing any director before that director's term of office expires.

        III.3    ELECTION, QUALIFICATION AND TERM OF OFFICE OF DIRECTORS

        Except as provided in Section 3.4 of these bylaws, directors shall be elected at each annual meeting of stockholders to hold office until the next annual meeting. Directors need not be stockholders unless so required by the certificate of incorporation or these bylaws, wherein other qualifications for directors may be prescribed. Each director, including a director elected to fill a vacancy, shall hold office until his successor is elected and qualified or until his earlier resignation or removal.

        Elections of directors need not be by written ballot.

        III.4    RESIGNATION AND VACANCIES

        Any director may resign effective on giving written notice to the chairman of the board, the president, the secretary or the board of directors, unless the notice specifies a later time for that resignation to become effective. If the resignation of a director is effective at a future time, the board of directors may elect a successor to take office when the resignation becomes effective.

        Vacancies in the board of directors may be filled by a majority of the remaining directors, even if less than a quorum, or by a sole remaining director; provided, a vacancy created by the removal of a director by the vote of the stockholders or by court order may be filled only by the affirmative vote of a majority of the shares represented and voting at a duly held meeting at which a quorum is present (which shares voting affirmatively also constitute a majority of the required quorum). Each director so elected shall hold office until the next annual meeting of the stockholders and until a successor has been elected and qualified.

        A vacancy or vacancies in the board of directors shall be deemed to exist in the event of the death, resignation or removal of any director, or if the board of directors by resolution declares vacant the office of a director who has been declared of unsound mind by an order of court or convicted of a felony, or if the authorized number of directors is increased, or if the stockholders fail, at any meeting of stockholders at which any director of directors are elected, to elect the number of directors to be elected at that meeting.

        The stockholders may elect a director or directors at any time to fill any vacancy or vacancies not filled by the directors.

        If at any time, by reason of death or resignation or other cause, the corporation should have no directors in office, then any officer or any stockholder or an executor, administrator, trustee or guardian of a stockholder, or other fiduciary entrusted with like responsibility for the person or estate of a stockholder, may call a special meeting of stockholders in accordance with the provisions of the certificate of incorporation or these bylaws, or may apply to the Court of Chancery for a decree summarily ordering an election as provided in Section 211 of the General Corporation Law of Delaware.

        If, at the time of filling any vacancy or any newly created directorship, the directors then in office constitute less than a majority of the whole board (as constituted immediately prior to any such increase), then the Court of Chancery may, upon application of any stockholder or stockholders holding at least ten (10) percent of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office as aforesaid, which election shall be governed by the provisions of Section 211 of the General Corporation Law of Delaware as far as applicable.

        III.5    PLACE OF MEETINGS; MEETINGS BY TELEPHONE

        Regular meetings of the board of directors may be held at any place within or outside the State of Delaware that has been designated from time to time by resolution of the board. In the absence of such a designation, regular meetings shall be held at the principal executive office of the corporation. Special meetings of the board may be held at any place within or outside the State of Delaware that has been designated in the notice of the meeting or, if not stated in the notice or if there is no notice, at the principal executive office of the corporation.

        Any meeting of the board, regular or special, may be held by conference telephone or similar communication equipment, so long as all directors participating in the meeting can hear one another; and all such directors shall be deemed to be present in person at the meeting.

        III.6    FIRST MEETINGS

        The first meeting of each newly elected board of directors shall be held at such time and place as shall be fixed by the vote of the stockholders at the annual meeting and no notice of such meeting shall be necessary to the newly elected directors in order legally to constitute the meeting, provided a quorum shall be present. In the event of the failure of the stockholders to fix the time or place of such first meeting of the newly elected board of directors, or in the event such meeting is not held at the time and place so fixed by the stockholders, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the board of directors, or as shall be specified in a written waiver signed by all of the directors.

        III.7    REGULAR MEETINGS

        Regular meetings of the board of directors may be held without notice at such time and at such place as shall from time to time be determined by the board.

        III.8    SPECIAL MEETINGS; NOTICE

        Special meetings of the board of directors for any purpose or purposes may be called at any time by the chairman of the board, the chief executive officer, the president, the chief operating officer or any two (2) directors.

        Notice of the date, time and place of special meetings shall be delivered personally, by telephone, facsimile, telegram, electronic mail or other comparable communication equipment to each director or sent by first-class mail, charges prepaid, addressed to each director at that director's address as it is shown on the records of the corporation. If the notice is mailed, it shall be deposited in the United States mail at least four (4) days before the time of the holding of the meeting. If the notice is delivered personally or by telephone, facsimile, telegram, electronic mail or other comparable communication equipment, it shall be delivered at least twelve (12) hours before the time of the holding of the meeting. Any notice given personally or by telephone, facsimile, telegram, electronic mail or other comparable communication equipment may be communicated either to the director or to a person at the office of the director who the person giving the notice has reason to believe will promptly communicate it to the director. The notice need not specify the purpose or the place of the meeting, if the meeting is to be held at the principal executive office of the corporation.

        III.9    QUORUM

        A majority of the authorized number of directors shall constitute a quorum for the transaction of business, except to adjourn as provided in Section
III.11 of these bylaws. Every act or decision done or made by a majority of the directors present at a duly held meeting at which a quorum is present shall be regarded as the act of the board of directors, subject to the provisions of the certificate of incorporation and applicable law.

        A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for that meeting.

        III.10   WAIVER OF NOTICE

        Whenever notice is required to be given under any provision of the General Corporation Law of Delaware or of the certificate of incorporation or these bylaws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the directors, or members of a committee of directors, need be specified in any written waiver of notice unless so required by the certificate of incorporation or these bylaws.

        III.11   ADJOURNMENT

        A majority of the directors present, whether or not constituting a quorum, may adjourn any meeting to another time and place.

        III.12   NOTICE OF ADJOURNMENT

        Notice of the time and place of holding an adjourned meeting need not be given, unless the meeting is adjourned for more than twenty-four (24) hours, in which case notice of the time and place shall be given before the time of the adjourned meeting, in the manner specified in Section III.8 of these bylaws, to the directors who were not present at the time of the adjournment.

        III.13   BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING

        Unless otherwise restricted by the certificate of incorporation or these bylaws, any action required or permitted to be taken at any meeting of the board of directors, or of any committee thereof, may be taken without a meeting if all members of the board or committee, as the case may be, shall individually or collectively consent thereto in writing. Such action by written consent shall have the same force and effect as a unanimous vote of the board of directors. Such written consent and any counterparts thereof shall be filed with the minutes of the proceedings of the board.

        III.14   FEES AND COMPENSATION OF DIRECTORS

        Directors and members of committees may receive such compensation, if any, for their services and such reimbursement of expenses as may be fixed or determined by resolution of the board of directors. This Section 3.14 shall not be construed to preclude any director from serving the corporation in any other capacity as an officer, agent, employee or otherwise and receiving compensation for those services.

        III.15   APPROVAL OF LOANS TO OFFICERS

        The corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the corporation or of its subsidiary, including any officer or employee who is a director of the corporation or its subsidiary, whenever, in the judgment of the directors, such loan, guaranty or assistance may reasonably be expected to benefit the corporation. The loan, guaranty or other assistance may be with or without interest and may be unsecured, or secured in such manner as the board of directors shall approve, including, without limitation, a pledge of shares of stock of the corporation. Nothing in this section contained shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the corporation at common law or under any statute.

        III.16   REMOVAL OF DIRECTORS

        Unless otherwise restricted by statute, by the certificate of incorporation or by these bylaws, any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors.

        No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director's term of office.


                                   ARTICLE IV

                                   COMMITTEES


        IV.1    COMMITTEES OF DIRECTORS

        The board of directors may, by resolution adopted by a majority of the authorized number of directors, designate one (1) or more committees, each consisting of two (2) or more directors, to serve at the pleasure of the board. The board may designate one (1) or more directors as alternate members of any committee, who may replace any absent member at any meeting of the committee. The appointment of members or alternate members of a committee requires the vote of a majority of the authorized number of directors. Any committee, to the extent provided in the resolution of the board, shall have all the authority of the board, except with respect to (i) amend the certificate of incorporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the board of directors as provided in Section 151(a) of the General Corporation Law of Delaware, fix any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the corporation), (ii) adopt an agreement of merger or consolidation under Sections 251 or 252 of the General Corporation Law of Delaware, (iii) recommend to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, (iv) recommend to the stockholders a dissolution of the corporation or a revocation of a dissolution, or (v) adopt a certificate of ownership and merger pursuant to Section 253 of the General Corporation Law of Delaware.

        IV.2    COMMITTEE MINUTES

        Each committee shall keep regular minutes of its meetings and report the same to the board of directors when required.

        IV.3    MEETINGS AND ACTION OF COMMITTEES

        Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of Article III of these bylaws, Section
3.5 (place of meetings and meetings by telephone), Section 3.7 (regular meetings), Section 3.8 (special meetings and notice), Section 3.9 (quorum),
Section 3.10 (waiver of notice), Section 3.11 (adjournment), Section 3.12 (notice of adjournment), and Section 3.13 (action without a meeting), with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the board of directors and its members; provided, however, that the time of regular meetings of committees may also be called by resolution of the board of directors and that notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The board of directors may adopt rules for the government of any committee not inconsistent with the provisions of these bylaws.


                                    ARTICLE V

                                    OFFICERS


        V.1    OFFICERS

        The officers of the corporation shall be a president, a secretary, and a chief financial officer. The corporation may also have, at the discretion of the board of directors, a chairman of the board, a chief executive officer, a chief operating officer, a treasurer, one or more corporate vice presidents, one or more assistant secretaries, one or more assistant treasurers, and any such other officers as may be appointed in accordance with the provisions of Section 5.3 of these bylaws. Any number of offices may be held by the same person.

        In addition to the officers of the corporation described above, there may also be such administrative vice presidents of the corporation as may be designated and appointed from time to time by the chief executive officer of the corporation in accordance with the provisions of Section 5.14 of these bylaws.

        V.2    ELECTION OF OFFICERS

        The officers of the corporation, except such officers as may be appointed in accordance with the provisions of Sections 5.3 or 5.5 of these bylaws, shall be chosen by the board of directors, subject to the rights, if any, of an officer under any contract of employment.

        V.3    SUBORDINATE OFFICERS

        The board of directors may appoint, or empower the president to appoint, such other officers and agents as the business of the corporation may require, each of whom shall hold office for such period, have such authority, and perform such duties as are provided in these bylaws or as the board of directors may from time to time determine.

        V.4    REMOVAL AND RESIGNATION OF OFFICERS

        Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by an affirmative vote of the majority of the board of directors at any regular or special meeting of the board or, except in the case of an officer chosen by the board of directors, by any officer upon whom such power of removal may be conferred by the board of directors.

        Any officer may resign at any time by giving written notice to the corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party.

        V.5    VACANCIES IN OFFICES

        A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in these bylaws for regular appointments to that office.

        V.6    CHAIRMAN OF THE BOARD

        The chairman of the board, if such an officer be elected, shall, if present, preside at meetings of the board of directors and exercise and perform such other powers and duties as may from time to time be assigned to him by the board of directors or as may be prescribed by these bylaws. If there is no chief executive officer, then the chairman of the board shall also have the powers and duties prescribed in Section 5.7 of these bylaws.

        V.7    CHIEF EXECUTIVE OFFICER

        Subject to such supervisory powers, if any, as may be given by the board of directors to the chairman of the board, if there be such an officer, the chief executive officer of the corporation shall, subject to the control of the board of directors, have general supervision, direction, and control of the business and the officers of the corporation. He shall preside at all meetings of the stockholders and, in the absence of the chairman of the board, or if there be none, at all meetings of the board of directors. He shall have the general powers and duties of management usually vested in the office of president of a corporation and shall have such other powers and duties as may be prescribed by the board of directors or these bylaws.

        V.8    PRESIDENT

        The president of the corporation shall have such powers and perform such duties as prescribed by the board of directors or these bylaws. In the absence or disability of the chief executive officer or if there be no such officer, then the president shall have the same powers and be subject to the same restrictions set forth in Section 5.7.

        V.9    CHIEF OPERATING OFFICER

        The chief operating officer shall have such powers and perform such duties as prescribed by the board of directors or these bylaws. In the absence or disability of the chief executive officer, if there be such an officer, the president and the chairman of the board, the chief operating officer shall perform the duties of chief executive officer and president, and when so acting shall have all the powers, and be subject to all the restrictions set forth in
Section 5.7.

        V.10   CORPORATE VICE PRESIDENTS

        In the absence or disability of the chief executive officer, if there be such an officer, the president, the chairman of the board and the chief operating officer, if there be such an officer, the corporate vice presidents, if any, in order of their rank as fixed by the board of directors or, if not ranked, a corporate vice president designated by the board of directors, shall perform all the duties of the chief executive officer and president and when so acting shall have all the powers of, and be subject to all the restrictions upon, the chief executive officer and president. The corporate vice presidents shall also have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the board of directors or these bylaws.

        V.11   SECRETARY

        The secretary shall keep or cause to be kept, at the principal executive office of the corporation, or such other place as the board of directors may direct, a book of minutes of all meetings and actions of directors, committees of directors, and stockholders, with the time and place of holding, whether regular or special (and, if special, how authorized and the notice given), the names of those present at directors' meetings or committee meetings, the number of shares present or represented at stockholders' meetings, and the proceedings thereof.

        The secretary shall keep, or cause to be kept, at the principal executive office of the corporation or at the office of the corporation's transfer agent or registrar, as determined by resolution of the board of directors, a share register, or a duplicate share register, showing the names of all stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates evidencing such shares, and the number and date of cancellation of every certificate surrendered for cancellation.

        The secretary shall give, or cause to be given, notice of all meetings of the stockholders and of the board of directors required by these bylaws or by law to be given, and he shall keep the seal of the corporation, if one be adopted, in safe custody and shall have such other powers and perform such other duties as may be prescribed by the board of directors or by these bylaws.

        V.12   CHIEF FINANCIAL OFFICER

        The chief financial officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings and shares. The books of account shall at all reasonable times be open to inspection by any director.

        The chief financial officer shall deposit all money and other valuables in the name and to the credit of the corporation with such depositories as may be designated by the board of directors. He shall disburse the funds of the corporation as may be ordered by the board of directors, shall render to the president and directors, whenever they request it, an account of all of his transactions as chief financial officer and of the financial condition of the corporation, and shall have such other powers and perform such other duties as may be prescribed by the board of directors or these bylaws.

        V.13   TREASURER

        In the absence or disability of the chief financial officer, the treasurer shall perform all the duties of the chief financial officer and when so acting shall have all the powers of, and be subject to all the restrictions upon, the chief financial officer. The treasurer shall have such other powers and perform such other duties as from time to time may be prescribed respectively by the board of directors or these bylaws.

        V.14   ADMINISTRATIVE VICE PRESIDENTS

        In addition to the corporate vice presidents of the corporation as provided in Section 5.10 of these bylaws and such subordinate officers as may be appointed in accordance with section 5.3 of these bylaws, there may also be such administrative vice presidents of the corporation as may be designated and appointed from time to time by the chief executive officer of the corporation. Administrative vice presidents shall perform such duties and have such powers as from time to time may be determined by the chief executive officer or the board of directors in order to assist the officers of the corporation in the furtherance of their duties. In the performance of such duties and the exercise of such powers, however, such administrative vice presidents shall have limited authority to act on behalf of the corporation as the board of directors shall establish, including but not limited to limitations on the dollar amount and on the scope of the agreements or commitments that may be made by such administrative vice presidents on behalf of the corporation, which limitations may not be exceeded by such individuals or altered by the chief executive officer without further approval by the board of directors.


        V.15   AUTHORITY AND DUTIES OF OFFICERS

        In addition to the foregoing authority and duties, all officers of the corporation shall respectively have such authority and perform such duties in the management of the business of the corporation as may be designated from time to time by the board of directors or the stockholders.


                                   ARTICLE VI

                                    INDEMNITY


        VI.1    INDEMNIFICATION OF DIRECTORS AND OFFICERS

        The corporation shall, to the maximum extent and in the manner permitted by the General Corporation Law of Delaware as the same now exists or may hereafter be amended, indemnify any person against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred in connection with any threatened, pending or completed action, suit, or proceeding in which such person was or is a party or is threatened to be made a party by reason of the fact that such person is or was a director or officer of the corporation. For purposes of this Section 6.1, a "director" or "officer" of the corporation shall mean any person (i) who is or was a director or officer of the corporation, (ii) who is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, or (iii) who was a director or officer of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

        The corporation shall be required to indemnify a director or officer in connection with an action, suit, or proceeding (or part thereof) initiated by such director or officer only if the initiation of such action, suit, or proceeding (or part thereof) by the director or officer was authorized by the board of Directors of the corporation.

        Any repeal or modification of the foregoing provisions of this Article shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

        VI.2    INDEMNIFICATION OF OTHERS

        The corporation shall have the power, to the maximum extent and in the manner permitted by the General Corporation Law of Delaware as the same now exists or may hereafter be amended, to indemnify each of its employees and agents (other than directors and officers) against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred in connection with any threatened, pending or completed action, suit, or proceeding, in which such person was or is a party or is threatened to be made a party by reason of the fact that such person is or was an employee or agent of the corporation. For purposes of this Section 6.2, an "employee" or "agent" of the corporation (other than a director or officer) shall mean any person (i) who is or was an employee or agent of the corporation,
(ii) who is or was serving at the request of the corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or (iii) who was an employee or agent of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

        VI.3    PAYMENT OF EXPENSES IN ADVANCE

        The corporation shall pay the expenses (including attorney's fees) incurred by a director or officer of the corporation entitled to indemnification hereunder in defending any action, suit or proceeding referred to in this
Section 6.1 in advance of its final disposition; provided, however, that payment of expenses incurred by a director or officer of the corporation in advance of the final disposition of such action, suit or proceeding shall be made only upon receipt of an undertaking by the director or officer to repay all amounts advanced if it should ultimately be determined that the director or officer is not entitled to be indemnified under this Section 6.1 or otherwise.

        VI.4    INDEMNITY NOT EXCLUSIVE

        The rights conferred on any person by this Article shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the corporation's Certificate of Incorporation, these bylaws, agreement, vote of the stockholders or disinterested directors or otherwise.

        VI.5    INSURANCE INDEMNIFICATION

        The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under the provisions of the General Corporation Law of Delaware.

                                   ARTICLE VII

                               RECORDS AND REPORTS


        VII.1    MAINTENANCE AND INSPECTION OF RECORDS

        The corporation shall, either at its principal executive office or at such place or places as designated by the board of directors, keep a record of its stockholders listing their names and addresses and the number and class of shares held by each stockholder.

        Any stockholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the corporation's stock ledger and a list of its stockholders and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person's interest as a stockholder. In every instance where an attorney or other agent is the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing that authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath shall be directed to the corporation at its registered office in Delaware or at its principal place of business.

        The officer who has charge of the stock ledger of a corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

        The record of stockholders shall also be open to inspection on the written demand of any stockholder or holder of a voting trust certificate, at any time during usual business hours, for a purpose reasonably related to the holder's interests as a stockholder or as the holder of a voting trust certificate.

        Any inspection and copying under this Section 7.1 may be made in person or by an agent or attorney of the stockholder or holder of a voting trust certificate making the demand.

        VII.2    MAINTENANCE AND INSPECTION OF BYLAWS

        The corporation shall keep at its principal executive office, or if its principal executive office is not in the State of California, at its principal business office in such state, the original or a copy of these bylaws as amended to date, which bylaws shall be subject to inspection by the stockholders at all reasonable times during office hours. If the principal executive office of the corporation is outside the State of California and the corporation has no principal business office in such state, the secretary shall, upon the written request of any stockholder, furnish to that stockholder a copy of these bylaws as amended to date.

        VII.3    MAINTENANCE AND INSPECTION OF OTHER CORPORATE RECORDS

        The accounting books and records, and the minutes of proceedings of the stockholders and the board of directors and any committee or committees of the board of directors, shall be kept at such place or places designated by the board of directors or, in absence of such designation, at the principal executive office of the corporation. The minutes shall be kept in written form and the accounting books and records shall be kept either in written form or in any other form capable of being converted into written form.

        The minutes and accounting books and records shall be open to inspection upon the written demand of any stockholder or holder of a voting trust certificate, at any reasonable time during usual business hours, for a purpose reasonably related to the holder's interests as a stockholder or as the holder of a voting trust certificate. The inspection may be made in person or by an agent or attorney, and shall include the right to copy and make extracts. Such rights of inspection shall extend to the records of each subsidiary corporation of the corporation.

        VII.4    INSPECTION BY DIRECTORS

        Every director shall have the absolute right at any reasonable time to inspect all books, records and documents of every kind and the physical properties of the corporation and each of its subsidiary corporations. Such inspection by a director may be made in person or by an agent or attorney, and the right of inspection includes the right to copy and make extracts of documents.

        The corporation shall also, on the written request of any stockholder, mail to the stockholder a copy of the last annual, semi-annual or quarterly income statement which it has prepared, and a balance sheet as of the end of that period.

        The quarterly income statements and balance sheets referred to in this section shall be accompanied by the report, if any, of any independent accountants engaged by the corporation or the certificate of an authorized officer of the corporation that the financial statements were prepared without audit from the books and records of the corporation.

        VII.5    REPRESENTATION OF SHARES OF OTHER CORPORATIONS

        The chairman of the board, the chief executive officer, the president, the chief operating officer, any corporate vice president, the treasurer, the secretary or the chief financial officer of this corporation, or any other person authorized by the board of directors or the president or a vice president, is authorized to vote, represent, and exercise on behalf of this corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of this corporation. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.


                                  ARTICLE VIII

                                 GENERAL MATTERS


        VIII.1    RECORD DATE FOR PURPOSES OTHER THAN NOTICE AND VOTING

        For purposes of determining the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any other lawful action, the board of directors may fix, in advance, a record date, which shall not be more than sixty (60) days before any such action. In that case, only stockholders of record at the close of business on the date so fixed are entitled to receive the dividend, distribution or allotment of rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date so fixed, except as otherwise provided by law.

        If the board of directors does not so fix a record date, then the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the board adopts the applicable resolution, or the sixtieth (60th) day before the date of that action, whichever is later.

        VIII.2    CHECKS

        From time to time, the board of directors shall determine by resolution which person or persons may sign or endorse all checks, drafts, other orders for payment of money, notes or other evidences of indebtedness that are issued in the name of or payable to the corporation, and only the persons so authorized shall sign or endorse those instruments.

        VIII.3    EXECUTION OF CORPORATE CONTRACTS AND INSTRUMENTS

        The board of directors, except as otherwise provided in these bylaws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the board of directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

        VIII.4    STOCK CERTIFICATES; PARTLY PAID SHARES

        The shares of a corporation shall be represented by certificates, provided that the board of directors of the corporation may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation. Notwithstanding the adoption of such a resolution by the board of directors, every holder of stock represented by certificates and upon request every holder of uncertificated shares shall be entitled to have a certificate signed by, or in the name of the corporation by the chairman or vice-chairman of the board of directors, or the president or vice-president, and by the chief financial officer or an assistant treasurer, or the secretary or an assistant secretary of such corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

        The corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly paid shares, upon the books and records of the corporation in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully paid shares, the corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

        VIII.5    SPECIAL DESIGNATION ON CERTIFICATES

        If the corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 202 of the General Corporation Law of Delaware, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the corporation shall issue to represent such class or series of stock a statement that the corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

        VIII.6    LOST CERTIFICATES

        Except as provided in this Section 8.6, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the corporation and canceled at the same time. The corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the corporation may require the owner of the lost, stolen or destroyed certificate, or his legal representative, to give the corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

        VIII.7    CONSTRUCTION; DEFINITIONS

        Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the Delaware General Corporation Law shall govern the construction of these bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term "person" includes both a corporation and a natural person.

        VIII.8    DIVIDENDS

        The directors of the corporation, subject to any restrictions contained in the certificate of incorporation, may declare and pay dividends upon the shares of its capital stock pursuant to the General Corporation Law of Delaware. Dividends may be paid in cash, in property, or in shares of the corporation's capital stock.

        The directors of the corporation may set apart out of any of the funds of the corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve. Such purposes shall include but not be limited to equalizing dividends, repairing or maintaining any property of the corporation, and meeting contingencies.

        VIII.9    FISCAL YEAR

        The fiscal year of the corporation shall be fixed by resolution of the board of directors and may be changed by the board of directors.

        VIII.10   TRANSFER OF STOCK

        Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to


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

transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction in its books.

        VIII.11   STOCK TRANSFER AGREEMENTS

        The corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the corporation to restrict the transfer of shares of stock of the corporation of any one or more classes owned by such stockholders in any manner not prohibited by the General Corporation Law of Delaware.

        VIII.12   REGISTERED STOCKHOLDERS

        The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner, shall be entitled to hold liable for calls and assessments the person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.


                                   ARTICLE IX

                              EMERGENCY PROVISIONS


        IX.1    GENERAL

        The provisions of this Article shall be operative only during a national emergency declared by the President of the United States or the person performing the President's functions, or in the event of a nuclear, atomic, or other attack on the United States or a disaster making it impossible or impracticable for the corporation to conduct its business without recourse to the provisions of this Article. The provisions of this Article in that event shall override all other Bylaws of the corporation in conflict with any provisions of this Article, and shall remain operative so long as it remains impossible or impracticable to continue the business of the corporation otherwise, but thereafter shall be inoperative; provided that all actions taken in good faith pursuant to such provisions shall thereafter remain in full force and effect unless and until revoked by action taken pursuant to the provisions of the bylaws other than those contained in this Article.

        IX.2    UNAVAILABLE DIRECTORS

        All directors of the corporation who are not available to perform their duties as directors by reason of physical or mental incapacity or for any other reason or who are unwilling to perform their

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

duties or whose whereabouts are unknown shall automatically cease to be directors, with like effect as if they had resigned as directors, so long as such unavailability continues.

        IX.3    AUTHORIZED NUMBER OF DIRECTORS

        The authorized number of directors shall be the number of directors remaining after eliminating those who have ceased to be directors pursuant to
Section 9.2 of these bylaws, or the minimum number required by law, whichever number is greater.

        IX.4    QUORUM

        The number of directors necessary to constitute a quorum shall be one-third of the authorized number of directors as specified in Section 9.3 of these bylaws, or such other minimum number as, pursuant to the law or lawful decree then in force, it is possible for the bylaws of a corporation to specify.

        IX.5    CREATION OF EMERGENCY COMMITTEE

        If the number of directors remaining after eliminating those who have ceased to be directors pursuant to Section 9.2 of these bylaws is less than the minimum number of authorized directors required by law, then until the appointment of additional directors to make up such required minimum, all the powers and authority which the board of directors could by law delegate, including all powers and authority which the board of directors could delegate to a committee, shall be automatically vested in an emergency committee, and the emergency committee shall thereafter manage the affairs of the corporation pursuant to such powers and authority and shall have all such other powers and authority as law or lawful decree may confer on any person or body of persons during a period of emergency.

        IX.6    CONSTITUTION OF EMERGENCY COMMITTEE

        The emergency committee shall consist of all the directors remaining after eliminating those who have ceased to be directors pursuant to Section 9.2 of these bylaws, provided that those remaining directors are not less than three in number. If the remaining directors number less than three, the emergency committee shall consist of three persons, who shall be the remaining director or directors and either one or two officers or employees of the corporation, as the remaining director or directors may in writing designate. If there is no remaining director, the emergency committee shall consist of the three most senior officers of the corporation who are available to serve, and if and to the extent that officers are not available, the most senior employees of the corporation. Seniority shall be determined in accordance with any designation of seniority in the minutes of the proceedings of the board of directors, and in the absence of such designation, shall be determined by rate of remuneration. If there are no remaining directors and no officers or employees of the corporation available, the emergency committee shall consist of three persons designated in writing by the stockholder owning the largest number of shares of record as of the date of the last record date.

        IX.7    POWERS OF EMERGENCY COMMITTEE

        The emergency committee, once appointed, shall govern its own procedures and shall have power to increase the number of members thereof beyond the original number, and if a vacancy or vacancies therein arises at any time, the remaining member or members of the emergency committee shall have the power to fill such vacancy or vacancies. If, at any time after its appointment, all members of the emergency committee shall die or resign or become unavailable to act for any reason whatsoever, a new emergency committee shall be appointed in accordance with the foregoing provisions of this Article.

        IX.8    DIRECTORS BECOMING AVAILABLE

        Any person who has ceased to be a director pursuant to the provisions of
Section 9.2 of these bylaws and who thereafter becomes available to serve as a director shall automatically become a member of the emergency committee.

        IX.9    ELECTION OF BOARD OF DIRECTORS

        The emergency committee shall, as soon after its appointment as is practicable, take all requisite action to secure the election of a board of directors, and, upon such election, all the powers and authorities of the emergency committee shall cease.

        IX.10   TERMINATION OF EMERGENCY COMMITTEE

        If after the appointment of an emergency committee, a sufficient number of persons who ceased to be directors pursuant to Section 9.2 of these bylaws become available to serve as directors, so that if they had not ceased to be directors as aforesaid, there would be enough directors to constitute the minimum number of directors required by law, then all such persons shall automatically be deemed to be reappointed as directors and the powers and authorities of the emergency committee shall be at an end.


                                    ARTICLE X

                                   AMENDMENTS


        The original or other bylaws of the corporation may be adopted, amended or repealed by the stockholders entitled to vote; provided, however, that the corporation may, in its certificate of incorporation, confer the power to adopt, amend or repeal bylaws upon the directors. The fact that

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

such power has been so conferred upon the directors shall not divest the stockholders of the power, nor limit their power to adopt, amend or repeal bylaws.


                                   ARTICLE XI

                                   DISSOLUTION


        If it should be deemed advisable in the judgment of the board of directors of the corporation that the corporation should be dissolved, the board, after the adoption of a resolution to that effect by a majority of the whole board at any meeting called for that purpose, shall cause notice to be mailed to each stockholder entitled to vote thereon of the adoption of the resolution and of a meeting of stockholders to take action upon the resolution.

        At the meeting a vote shall be taken for and against the proposed dissolution. If a majority of the outstanding stock of the corporation entitled to vote thereon votes for the proposed dissolution, then a certificate stating that the dissolution has been authorized in accordance with the provisions of
Section 275 of the General Corporation Law of Delaware and setting forth the names and residences of the directors and officers shall be executed, acknowledged, and filed and shall become effective in accordance with Section 103 of the General Corporation Law of Delaware. Upon such certificate's becoming effective in accordance with Section 103 of the General Corporation Law of Delaware, the corporation shall be dissolved.

        Whenever all the stockholders entitled to vote on a dissolution consent in writing, either in person or by duly authorized attorney, to a dissolution, no meeting of directors or stockholders shall be necessary. The consent shall be filed and shall become effective in accordance with Section 103 of the General Corporation Law of Delaware. Upon such consent's becoming effective in accordance with Section 103 of the General Corporation Law of Delaware, the corporation shall be dissolved. If the consent is signed by an attorney, then the original power of attorney or a photocopy thereof shall be attached to and filed with the consent. The consent filed with the Secretary of State shall have attached to it the affidavit of the secretary or some other officer of the corporation stating that the consent has been signed by or on behalf of all the stockholders entitled to vote on a dissolution; in addition, there shall be attached to the consent a certification by the secretary or some other officer of the corporation setting forth the names and residences of the directors and officers of the corporation.


                                   ARTICLE XII

                                    CUSTODIAN


        XII.1   APPOINTMENT OF A CUSTODIAN IN CERTAIN CASES

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


        The Court of Chancery, upon application of any stockholder, may appoint one or more persons to be custodians and, if the corporation is insolvent, to be receivers, of and for the corporation when:

               (i) at any meeting held for the election of directors the stockholders are so divided that they have failed to elect successors to directors whose terms have expired or would have expired upon qualification of their successors; or

               (ii) the business of the corporation is suffering or is threatened with irreparable injury because the directors are so divided respecting the management of the affairs of the corporation that the required vote for action by the board of directors cannot be obtained and the stockholders are unable to terminate this division; or

               (iii) the corporation has abandoned its business and has failed within a reasonable time to take steps to dissolve, liquidate or distribute its assets.

        XII.2   DUTIES OF CUSTODIAN

        The custodian shall have all the powers and title of a receiver appointed under Section 291 of the General Corporation Law of Delaware, but the authority of the custodian shall be to continue the business of the corporation and not to liquidate its affairs and distribute its assets, except when the Court of Chancery otherwise orders and except in cases arising under Sections 226(a)(3) or 352(a)(2) of the General Corporation Law of Delaware.

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



                        CERTIFICATE OF ADOPTION OF BYLAWS

                                       OF

                                  ADAPTEC, INC.




                            Adoption by Incorporator


        The undersigned person appointed in the Certificate of Incorporation to act as the Incorporator of ADAPTEC, INC. hereby adopts the foregoing bylaws, comprising 28 pages, as the Bylaws of the corporation.

        Executed this 19th day of November 1997.



                                        ----------------------------------------
                                        Wady H. Milner, Incorporator





              Certificate by Secretary of Adoption by Incorporator


        The undersigned hereby certifies that he is the duly elected, qualified, and acting Secretary of ADAPTEC, INC. and that the foregoing Bylaws, comprising 28 pages, were adopted as the Bylaws of the corporation on November 19, 1997, by the person appointed in the Certificate of Incorporation to act as the Incorporator of the corporation.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand and affixed the corporate seal this 19th day of November 1997.



                                       -----------------------------------------
                                       Christopher G. O'Meara, Secretary



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